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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          DATE OF REPORT: May 1, 1998


                                    VIB Corp
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


               333-43021                            33-0780371
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      (Commission File Number)              (IRS Employer I.D. Number)


       1498 Main Street, El Centro, California                92243
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       (Address of principal executive offices)             (Zip Code)


                                 (760) 337-3200

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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)









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Item 5. Other Events.

        On April 21, 1998 the Company's Board of Directors declared a five-for-four stock split on the outstanding shares of the Company's no par value Common Stock. The Board resolution authorizing the stock split fixed the record date for the stock split as May 29, 1998, the desired effective date for filing a Certificate of Amendment of the Company's Articles of Incorporation with the California Secretary of State. It is anticipated that the stock split will be paid on or about June 12, 1998.

        As of March 31, 1998, there were 6,194,116 shares of the Common Stock issued and outstanding. Accordingly, as a result of the stock split there will be approximately 7,742,645 shares outstanding, subject to adjustment as may be required for fractional interests, or as may be required by the issuance of any additional shares of Common Stock as the result of the exercise of stock options or outstanding warrants.

        The Board of Directors also determined that fractional interest resulting from the stock split will be resolved in cash based upon the fair market value of the Company's Common Stock on the effective date for the stock split.

        The record date and the effective date for the stock split are dependent upon the timely filing of a Certificate of Amendment with the California Secretary of State. If there is any delay in the filing of the Certificate of Amendment, the effective date and record date will be delayed accordingly.

Item 7. Financial Statements and Exhibits.

        A.     Financial Statements of Business Acquired.

               Not applicable.

        B.     Pro Forma Financial Information.

               Not applicable.

        C.     Exhibits.                                                    Page
                                                                            ----
               3.1    Articles of Incorporation, as amended and restated......3


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIB CORP



Date: May 1, 1998                       /s/ Harry G. Gooding, III
                                        ----------------------------------------
                                        Harry G. Gooding, III
                                        Executive Vice President
                                        and Chief Financial Officer



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